Exhibit 99.3

LETTER OF TRANSMITTAL

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR ORDINARY SHARES OF MERANT PLC; THE FORM OF ACCEPTANCE, AUTHORITY AND ELECTION IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares (“Merant ADSs”) of Merant plc (“Merant”), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

SERENA Software, Inc. (the “Offeror”) is offering to purchase (i) all issued and to be issued ordinary shares of 2p each of Merant (“Merant Shares”) for 136.5 pence in cash and 0.04966 of a new SERENA Share for every 1 Merant Share and (ii) all American Depositary Shares of Merant (“Merant ADSs”), each representing 5 Merant Shares and evidenced by American Depositary Receipts (“Merant ADRs”), for 682.5 pence in cash and 0.2483 of a new SERENA shares for every 1 Merant ADS on the terms and subject to the conditions set forth in the Offer Document dated March 18, 2004 (the “Offer Document”) and this Letter of Transmittal (in the case of Merant ADSs) or the Form of Acceptance (in the case of Merant Shares) (which terms and conditions, as amended or supplemented from time to time, together constitute the “Offer”).

LETTER OF TRANSMITTAL

TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES

EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS OF

MERANT PLC

PURSUANT TO THE OFFER DOCUMENT DATED MARCH 18, 2004

by

SERENA SOFTWARE, INC.

and by

LEHMAN BROTHERS EUROPE LIMITED

on its behalf (outside the United States)

THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 PM (LONDON TIME), 10:00 AM (NEW YORK CITY TIME) ON APRIL 15, 2004, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF MERANT ADSs WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD (EXCEPT IN LIMITED CIRCUMSTANCES).

The US Depositary For The Offer Is:

THE BANK OF NEW YORK

By Mail:	By Overnight Delivery	By Hand or Overnight Courier:
Tender & Exchange Department (SERENA-Merant) P.O. Box 859208 Braintree, MA 02185-9208	The Bank of New York Tender & Exchange Department (SERENA-Merant) 161 Bay State Road Braintree, MA 02184 Facsimile Transmission: (for Eligible Institutions Only) (212) 815-6212	Tender & Exchange Department-11W (SERENA-Merant) 101 Barclay Street Receive and Deliver Window–Street Level New York, New York 10286

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF MERANT ADSs TENDERED (See Instructions 3 and 4)

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON ADR(S))	ADSs TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)

	ADR SERIAL NUMBER(S) *	TOTAL NUMBER OF ADSs EVIDENCED BY ADR(s) *	NUMBER OF ADSS TENDERED **

TOTAL ADSS

*  Need not be completed for book-entry transfers.

**  Unless otherwise indicated, it will be assumed that all Merant ADSs evidenced by the ADRs delivered to the US Depositary are being tendered. See Instruction 4.

☐	CHECK HERE IF ANY MERANT ADRS REPRESENTING MERANT ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 13.

___	Number of Merant ADSs represented by the lost, stolen or destroyed Merant ADRs

MIX AND MATCH ELECTION

(See Instruction 9)

Standard Entitlement:

For every Merant ADS – 682.5 pence in cash & 0.2483 of SERENA common stock ☐

Insert the number of Merant ADSs in respect of which you wish to receive additional SERENA Shares:

Insert the number of Merant ADSs in respect of which you wish to receive additional cash:

ACCEPTING HOLDERS OF MERANT ADSS EVIDENCED BY MERANT ADRS WILL BE ENTITLED TO POUNDS STERLING CASH PAYMENTS UNDER THE TERMS OF THE OFFER BUT WILL RECEIVE CASH PAYMENTS IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE CASH PAYMENTS IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN “X” IN THE BOX ENTITLED “POUNDS STERLING PAYMENT ELECTION.”

ACCEPTANCE OF THE OFFER IN RESPECT OF MERANT SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. THIS LETTER OF TRANSMITTAL CAN ONLY BE USED TO ACCEPT THE OFFER FOR MERANT ADSS. If you hold Merant Shares that are not represented by Merant ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those Merant Shares from the Information Agent or the UK Receiving Agent. See Instruction 14 of this Letter of Transmittal.

Delivery of a Letter of Transmittal or an Agent’s Message, Merant ADRs (or book-entry transfer of such Merant ADSs evidenced by Merant ADRs) and any other required documents to the US Depositary by a holder of Merant ADSs will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer to the holders of Merant ADSs by such holder with respect to the Merant ADSs evidenced by Merant ADRs to which that Letter of Transmittal relates, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

This Letter of Transmittal is to be used if Merant ADRs evidencing Merant ADSs are to be forwarded herewith and, if delivery of Merant ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in, and pursuant to the procedures for book-entry transfer set out in, “Procedures for Acceptance in Respect of Merant ADSs—Book-entry transfer” in paragraph 12(c) of Part B of Appendix 1 to the Offer Document, an Agent’s Message can be delivered instead of a Letter of Transmittal.

☐	CHECK BOX IF MERANT ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER MERANT ADSS EVIDENCED BY MERANT ADRS BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution:

Account Number:

Transaction Code Number:

If a holder of Merant ADSs wishes to accept the Offer made to holders of Merant ADSs and the Merant ADRs evidencing such Merant ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer made to holders of Merant ADSs remains open for acceptances, such holder’s acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12(h) of Part B of Appendix 1 to the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

☐	CHECK BOX IF MERANT ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of registered owner(s):

Date of execution of Notice of Guaranteed Delivery:

Name of institution that guaranteed delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ

THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the Merant ADSs evidenced by Merant ADRs specified in the box entitled “Description of Merant ADSs Tendered” subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal, by informing the Offeror in writing that the Offer to holders of Merant ADSs has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the Merant ADRs evidencing tendered Merant ADSs (or book-entry transfer of such Merant ADSs evidenced by Merant ADRs) and any other required documents to the US Depositary by a holder of Merant ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer to holders of Merant ADSs by such holder in respect of the Merant ADSs of such holder specified in that Letter of Transmittal, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE MERANT ADSS THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE MERANT SHARES REPRESENTED BY SUCH MERANT ADSS MAY NOT BE MADE.

The undersigned hereby delivers to the US Depositary the above-described Merant ADSs evidenced by Merant ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Offeror will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all Merant ADSs evidenced by Merant ADRs with respect to which the Offer is being accepted (and any and all Merant ADSs or other securities or rights issuable in respect of such Merant ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Merant ADSs (and any such other Merant ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Merant ADRs for such Merant ADSs (and any such other Merant ADSs, securities or rights) or accept transfer of ownership of such Merant ADSs (and any such other Merant ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) present such Merant ADRs for such Merant ADSs (and any other Merant ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Merant ADSs (and any such other Merant ADSs, securities or rights), all in accordance with the terms of the Offer.

The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any Director of the Offeror in accordance with the terms of paragraph 7 of Part B of Appendix I to the Offer Document.

The undersigned agrees that effective from and after the date hereof or, if later, the date on which all conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) the Offeror or its agents shall be entitled to direct the exercise of any votes attaching to Merant Shares represented by any Merant ADSs evidenced by Merant ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the “Accepted ADSs”) and any other rights and privileges attaching to such Merant Shares, including any right to requisition a general meeting of Merant or of any class of its shareholders, and (b) the execution of the Letter of Transmittal by a holder of Merant ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs: (i) an authority to Merant or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him as a Merant ADS holder to the Offeror at its registered office, (ii) an authority to the Offeror or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by the Offeror to attend general meetings and separate class meetings of Merant or its shareholders (or any of them) (or any adjournments thereof) and to exercise the votes attaching to Merant Shares represented by such Accepted ADSs on his behalf and (iii) the agreement of the undersigned not to exercise any such rights without the consent of the Offeror and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of Merant in respect of such Accepted ADSs.

The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the Merant ADSs evidenced by Merant ADRs (and Merant Shares represented by such Merant ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Merant ADSs, securities or rights issued or issuable in respect of such Merant ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid, with respect to Merant Shares represented by the Merant ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Merant ADSs evidenced by Merant ADRs in respect of which the Offer to holders of Merant ADSs is being accepted (and any and all other Merant ADSs, securities or rights).

The undersigned irrevocably undertakes, represents, and warrants to and agrees with the Offeror (so as to bind him, his personal representative, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of this document or any Form of Acceptance or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Offer from outside Canada, Australia or Japan and (iii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia or Japan.

This Letter of Transmittal relates to the tender of Merant ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the US Depositary in respect of Merant ADSs the undersigned agrees not to instruct the Depositary (the “ADS Depositary”) under the Second Amended and Restated Deposit Agreement dated as of June 7, 1993 to accept the offer for Merant Shares made by SERENA in respect of the Merant Shares represented by such Merant ADSs. By delivery of this Letter of Transmittal the undersigned irrevocably authorizes the US Depositary, at its election, to instruct the ADS Depositary not to accept such offer in respect of the Merant Shares represented by such Merant ADSs.

The undersigned further agrees that by delivery of this Letter of Transmittal to the US Depositary in respect of Merant ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the ADS Depositary to request withdrawal of the Merant Shares represented by such Merant ADSs.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the cash purchase price and the stock certificate representing SERENA Shares in the name(s) of the registered holder(s) appearing under “Description of Merant ADSs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any Merant ADRs evidencing Merant ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) and stock certificate representing SERENA Shares to the address(es) of the registered holder(s) appearing under “Description of Merant ADSs Tendered.” In the event that the “Special Payment Instructions” and/or the “Special Delivery Instructions” are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, and the stock certificate representing SERENA Shares, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Merant ADRs evidencing Merant ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Merant ADSs evidenced by Merant ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility with any Merant ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Merant ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

If the box headed “Pounds Sterling Payment Election” is not checked, the undersigned hereby elects to receive cash payments in US dollars in an amount equal to all cash amounts payable pursuant to the Offer converted from pounds sterling to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders, subject to conversion expenses, of Merant ADSs. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the US Depositary by the Offeror. Holders of Merant ADSs should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the US Depositary by the Offeror. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting holders of Merant ADSs who do not elect to receive their consideration in pounds sterling.

SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL MERANT ADRS EVIDENCING THE MERANT ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

☐	Check box ONLY (i) if the check for the purchase price and the certificate representing SERENA Shares with respect to Merant ADSs purchased are to be issued in the name of someone other than the undersigned (ii) any certificate(s) representing Merant ADSs not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or (iii) if Merant ADSs tendered hereby and delivered by book-entry transfer which are not accepted are to be returned by credit to an account at DTC other than designated above.

Issue: Check and SERENA certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

Issue: Merant certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

☐	Credit Merant ADSs delivered by book-entry transfer and not purchased to The Depository Trust Company to the account set forth below.

(Book-Entry Transfer Facility Account Number)

(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN. TRANSFEREE MUST COMPLETE W-9)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

☐	Check box ONLY if (i) the check for the purchase price with respect to Merant ADSs purchased and/or Merant ADRs evidencing Merant ADSs in respect of which the Offer is not accepted or which are not purchased and/or the certificate representing SERENA Shares are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail                         ☐    Check                        ☐    ADR Certificates                        ☐    SERENA Shares Certificates:

Name:

(Please Print)

Address:

(Include Zip Code)

POUNDS STERLING PAYMENT ELECTION

☐	Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars net of expenses in an amount equal to all cash amounts payable pursuant to the Offer converted from pound sterling amounts payable to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders of Merant ADSs.

SIGN HERE

AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

(Signature(s) of Owner(s))

(Signature(s) of Owner(s))

Dated:                         , 200

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Merant ADRs evidencing Merant ADSs or by person(s) to whom Merant ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Day Time Area Code and Telephone Number:

Tax Identification or Social Security No.:

Email Address:

MEDALLION GUARANTEE OF SIGNATURE(S)

(See Instructions 1 And 5)

Authorized Signature:

Name(s):

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                          , 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE US OFFER

1.    Guarantee of Signatures.    No Medallion signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the Merant ADSs evidenced by Merant ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) the Offer is being accepted in respect of such Merant ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be Medallion guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”). See Instruction 5.

2.    Delivery of Letter of Transmittal and Merant ADSs.    Merant ADRs evidencing Merant ADSs or confirmation of a book-entry transfer of such Merant ADSs into the US Depositary’s account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

If a holder of Merant ADSs wishes to accept the Offer and Merant ADRs evidencing such Merant ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptances, such holder’s acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12(h) of Part B of Appendix I to the Offer Document. Pursuant to the guaranteed delivery procedures (a) acceptance must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the US Depositary while the Offer remains open for acceptance and (c) Merant ADRs evidencing the Merant ADSs in respect of which the Offer is being accepted (or, in the case of Merant ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Merant ADSs into the US Depositary’s account at a Book-Entry Transfer Facility as described in the Offer Document) together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required Medallion signature guarantees or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Nasdaq business days.

THE METHOD OF DELIVERY OF MERANT ADSS EVIDENCED BY MERANT ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF MERANT ADSS ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptance will be accepted and no fractional Merant ADSs will be purchased. All accepting Merant ADS holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Merant ADSs for payment.

3.    Inadequate Space.    If the space provided herein is inadequate, the serial numbers of the Merant ADRs and/or the number of Merant ADSs should be listed on a separate schedule attached hereto.

4.    Partial Acceptances (not applicable to Book-Entry Transfers).    If the Offer is to be accepted in respect of less than all of the Merant ADSs evidenced by any Merant ADRs delivered to the US Depositary herewith, fill in the number of Merant ADSs in respect of which the Offer is being accepted in the box entitled “Number of ADSs Tendered.” In such case, a new Merant ADR for the remainder of the Merant ADSs (in respect of which the Offer is not being accepted) represented by the old Merant ADR will be sent to the registered holder as promptly as practicable following the date on which the Merant ADSs in respect of which the Offer has been accepted are purchased.

The Offer will be deemed to have been accepted in respect of all Merant ADSs evidenced by Merant ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, Merant ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

5.    Signature on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Merant ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

If any of the Merant ADSs evidenced by Merant ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

If any of the Merant ADSs in respect of which the Offer is being accepted are registered in different names on different Merant ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Merant ADRs.

If this Letter of Transmittal or any Merant ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to the Offeror of their authority to so act.

When this Letter of Transmittal is signed by the registered holder(s) of the Merant ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Merant ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Merant ADSs listed, Merant ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on Merant ADRs evidencing such Merant ADSs. Signatures on such Merant ADRs or stock powers must be Medallion guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes.    The Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Merant ADSs evidenced by Merant ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Merant ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Merant ADRs listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions.    If the check for the purchase price or the certificate representing SERENA Shares is to be issued in the name of a person other than the signer of this Letter of

Transmittal or if the check for the purchase price and/or the certificate representing SERENA Shares are to be sent and/or any Merant ADRs evidencing Merant ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

8.    Pounds Sterling Payment Election.    If the check for a cash payment is to be issued in pounds sterling, please check the box marked “Pounds Sterling Payment Election.” If you do not check such box all cash payments payable pursuant to the Offer will be paid in US dollars, subject to conversion expenses, in an amount converted from pounds sterling to US dollars at the exchange rate obtainable by the US Depositary on the spot market in London on the date the cash consideration is made available by the Offeror to the US Depositary for delivery to holders of Merant ADSs.

9.    Mix and Match Election.    To elect to vary the proportion in which you receive SERENA Shares and cash in respect of your holding of Merant ADSs: (a) you should insert in the box entitled “Mix and Match Election” the number of Merant ADSs in respect of which you wish to receive additional SERENA Shares or (b) you should insert in the box entitled “Mix and Match Election” the number of Merant ADSs in respect of which you wish to receive additional cash. You must also complete the box entitled “Number of ADSs Tendered.” The number inserted in the box entitled “Mix and Match Election” must not exceed the number inserted in the box entitled “Number of ADSs Tendered.” If the number in the box entitled “Mix and Match Election” exceeds the number in the box entitled “Number of ADSs Tendered,” you will be deemed to have made an election in respect of your entire holding of Merant ADSs (as set out in the box entitled “Number of ADSs Tendered”) to receive SERENA Shares or cash as appropriate. If the elections cannot be satisfied in full, they will be scaled down on a pro rata basis.

10.    Waiver of Conditions.    The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law including the rules of the City Code and the Exchange Act.

11.    28% US Backup Withholding.    In order to avoid backup withholding of US federal income tax on any payment received upon the surrender of Merant ADSs pursuant to the Offer, a Merant ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”) and payments made in exchange for the surrendered Merant ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 28% of any payment made pursuant to the Offer.

Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on IRS Form W-8BEN), signed under penalties of perjury, certifying such person’s foreign status. IRS Form W-8BEN can be obtained from the US Depositary. A Merant ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

12.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines

for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent at the address and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer Document.

13.    Lost, Destroyed or Stolen Certificates.    If any Merant ADR evidencing Merant ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Merant ADSs evidenced by such lost, destroyed or stolen Merant ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Merant ADRs or the holder may call the Bank of New York at 1-800-507-9357 for immediate assistance regarding lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Merant ADRs have been followed.

14.    Holders of Merant Shares Not Represented by Merant ADSs.    Holders of Merant Shares have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of Merant Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by Merant ADSs. If any holder of Merant Shares which are not represented by Merant ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer Document or the Information Agent.

TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

PAYER’S NAME: The Bank of New York, as Depositary

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number

	PART 2—If you are exempt from backup withholding, please check the box: ☐	PART 3—If you are awaiting TIN, check box: ☐

PART 4—CERTIFICATION—Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding;

(3)	I am a US person (including a US resident alien); and

(4)	All information provided in this form is true, correct and complete.

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE

DATED

NAME (Please Print)

ADDRESS

CITY, STATE AND ZIP CODE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature	Dated 2004

THE INFORMATION AGENT FOR THE OFFER IS:

D.F. KING & CO., INC.

Questions or requests for assistance may be directed to:

NORTH AMERICA 48 Wall Street New York, NY 10005 Toll Free: 1 (800) 859-8509 Banks and Brokers: 1 (212) 269-5550	EUROPE No. 2 London Wall Buildings London Wall, London EC2M 5PP Toll Free, UK: 0800 917 8414 Call Collect: +44 20 7920 9700